UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2013

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31691	47-0921123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three World Financial Center 200 Vesey Street New York, New York	10281-1010
(Address of principal executive offices)	(Zip Code)

(800) 497-3746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 18, 2012, the Helios Closed-End Funds1 announced that the parties to In re Helios Closed-End Funds Derivative Litigation, Case No. 2:11-cv-02935 (W.D. Tenn.) (the “Litigation”) filed with the U.S. District Court for the Western District of Tennessee a Stipulation of Settlement and a proposed Preliminary Approval Order requesting that the Court grant preliminary approval of the settlement of the derivative claims filed on behalf of the Closed-End Funds in the Litigation. After a hearing held before the Court on January 3, 2013, on January 4, 2013, the Court entered the order preliminarily approving the derivative settlement and directing that the notice of the settlement to the shareholders of the Closed-End Funds be given as provided for in this 8-K notice.

IN THE UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF TENNESSEE

WESTERN DIVISION

IN RE REGIONS MORGAN KEEGAN SECURITIES, DERIVATIVE and ERISA LITIGATION This Document Relates to: In re Helios Closed-End Funds Derivative Litigation, No. 2:11-cv-02935-SHM-TMP	) ) ) ) ) ) ) ) ) ) )	Case No. 2:09-md-02009-SHM Judge Samuel H. Mays, Jr.

NOTICE OF PROPOSED SETTLEMENT

1 Helios Advantage Income Fund, Inc. (formerly RMK Advantage Income Fund, Inc.), Helios High Income Fund, Inc. (formerly RMK High Income Fund, Inc.), Helios Multi-Sector High Income Fund, Inc. (formerly RMK Multi-Sector High Income Fund, Inc.) and Helios Strategic Income Fund, Inc. (formerly RMK Strategic Income Fund, Inc.)

TO:      ALL CURRENT HOLDERS OF COMMON STOCK OF HELIOS ADVANTAGE INCOME FUND, INC., HELIOS HIGH INCOME FUND, INC., HELIOS MULTI-SECTOR HIGH INCOME FUND, INC. AND HELIOS STRATEGIC INCOME FUND, INC., (INDIVIDUALLY AND COLLECTIVELY THE “FUND” AND THE “FUNDS”) AS OF OCTOBER 12, 2012 (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST.

PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THIS SETTLEMENT.

PLEASE TAKE NOTICE that the shareholder derivative action captioned In re Helios Close-End Funds Derivative Litigation, No. 2:11-cv- 02935-SHM-TMP (the “Action”) is being settled. The terms of the proposed settlement of the Action are set forth in a Stipulation of Settlement dated October 12, 2012 (the “Stipulation”, the “Settlement” or the “Settlement Agreement”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Settlement Agreement, which has been filed with the Court and is attached hereto.2 The Action was brought derivatively on behalf of the Funds against the Funds’ former investment advisor, certain former employees of the Funds’ former investment advisor and certain former officers of the Funds in connection with their alleged mismanagement of the Funds and their assets as well as other alleged violations of law.

As a result of the Settlement of the claims asserted in the Action, Regions Financial Corporation (“RFC”) and the Morgan Keegan Entities collectively shall pay or cause to be paid $6 million to the Funds. The Settlement also provides for the Funds to pay Plaintiffs’ Counsel’s attorneys’ fees and expenses in the amount of $1.8 million (the “Fee and Expense Award”), subject to Court approval. In addition, RFC and the Morgan Keegan Entities collectively shall pay or cause to be paid $62 million to resolve, in part, claims asserted against the Funds in an action captioned In re Regions Morgan Keegan Closed-End Fund Litigation, No. 07-cv-02830 SHM dkv which includes, among other things, a release of claims asserted in that action against the Funds.

IF YOU ARE A CURRENT OWNER OF COMMON STOCK OF HELIOS ADVANTAGE INCOME FUND, INC., HELIOS HIGH INCOME FUND, INC., HELIOS MULTI-SECTOR HIGH INCOME FUND, INC. OR HELIOS STRATEGIC INCOME FUND, INC., YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

On April 12, 2013 at 9:00 a.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Western District of Tennessee, Memphis Division, Clifford Davis/Odell Horton Federal Building and United States Courthouse, 167 N. Main St., Memphis, TN 38103, to determine whether: (1) the terms of the Settlement should be approved as fair, reasonable and adequate; (2) the Action should be dismissed on the merits and with prejudice; and (3) the Court should approve the Fee and Expense Award.

Any shareholder of the Funds that objects to the Settlement of the Action shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of October 12, 2012. Any shareholder of the Funds who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such member’s own expense or may appear on their own. However, no shareholder of the Funds shall be heard at the Settlement Hearing unless no later than March 22, 2013, such shareholder has filed with the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting shareholder, setting forth their ground for opposing the Settlement, and proof of both their status as a current Fund Shareholder and the dates of stock ownership in the Fund(s). Any objecting shareholder must also file with the Court and deliver to all counsel in the Action (listed below), copies of any documents, exhibits, affidavits, or other evidence the shareholder will rely upon in support of his or her objection. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

2 All capitalized terms herein have the same meanings as set forth in the Stipulation.

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before March 22, 2013 with service on the following parties:

Clerk of the Court

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF TENNESSEE

MEMPHIS DIVISION

Clifford Davis/Odell Horton Federal Building

and United States Courthouse

167 N. Main St.

Memphis, TN 38103

Robin Winchester

KESSLER TOPAZ

MELTZER & CHECK, LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for Plaintiffs

Kevin C. Logue

PAUL HASTINGS LLP

75 E. 55th Street

New York, NY 10022

Counsel for the Funds

S. Lawrence Polk

SUTHERLAND ASBILL

& BRENNAN, LLP

999 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel for Defendants Allen B. Morgan, Jr.,

J. Kenneth Alderman, Brian B. Sullivan, Joseph

C. Weller, James C. Kelsoe, Jr., J. Thompson

Weller, David H. Tannehill, Michelle F. Wood,

Thomas R. Gamble and Charles D. Maxwell

R. Hal Meeks

PURSLEY LOWERY MEEKS LLP

260 Peachtree Street, N.W.

Suite 2000

Atlanta, GA 30303

Counsel for Defendant Carter E. Anthony

Peter S. Fruin

Scott Brown

MAYNARD, COOPER & GALE, P.C.

1901 6th Avenue North, Suite 1900

Birmingham, AL 35203

Counsel for Morgan Asset Management, Inc.

(now known as Regions Investment Management, Inc.)

Any Person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.

Fund Shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action. If you are a Fund Shareholder, you will be bound by the Final Order and Judgment of the Court, and you will be deemed to have released any and all claims that have or could have been brought in the Action.

Inquiries about the Action or the Settlement may be made to Plaintiffs’ Counsel: Robin Winchester, Kessler Topaz Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA, 19087; telephone 610-667-7706.

DATED: January 4, 2013	BY ORDER OF THIS COURT UNITED STATES DISTRICT COURT WESTERN DISTRICT OF TENNESSEE MEMPHIS DIVISION

DO NOT CONTACT THE CLERK OF THE COURT

REGARDING THIS NOTICE

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Stipulation of Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ Kim Redding
Kim Redding
President

Date: January 11, 2013